Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT, dated as of July 23, 2010 (this “AMENDMENT”) and effective as of July 16, 2010, is made and entered into by and among TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P., a Delaware limited partnership (the “BORROWER”), TRUMP ENTERTAINMENT RESORTS, INC., a Delaware corporation and general partner of the Borrower (“TER” or the “GENERAL PARTNER”), as a Guarantor, the Subsidiary Guarantors, the Lenders, Beal Bank, SSB, as collateral agent (the “COLLATERAL AGENT”) for the Secured Parties and Beal Bank, SSB, as administrative agent (the “ADMINISTRATIVE AGENT”, and together with the COLLATERAL AGENT, the “AGENTS”) for the Lender Parties.

RECITALS:

A.  The Borrower, TER, the Subsidiary Guarantors, the Lenders, the Administrative Agent and the Collateral Agent are party to that certain Amended and Restated Credit Agreement (the “CREDIT AGREEMENT”) dated as of July 16, 2010;

B.  The Borrower, TER, the Subsidiary Guarantors, the Lenders, the Administrative Agent and the Collateral Agent desire to amend the Credit Agreement to reflect the Bankruptcy Court’s ruling on July 15, 2010 regarding the replacement of the term “Borrower” with the term “General Partner” relating to the cash flow sweep provisions and for certain financial reporting requirements.

C.  All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement, unless otherwise defined herein.

AGREEMENTS:

Accordingly, in consideration of the premises and the mutual covenants contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.             The definition of “Available Cash Flow” in the Credit Agreement is hereby amended by replacing the first, second and third instance of “Borrower” with “General Partner” and the fourth and fifth instance of “Borrower” with “General Partner and its Subsidiaries”, each as contained in the definition of “Available Cash Flow”.

2.             The definition of “EBITDA” in the Credit Agreement is hereby amended by replacing “Borrower” with “General Partner” in the definition of “EBITDA”.

3.             The definition of “Fiscal Year” in the Credit Agreement is hereby amended by replacing “Borrower” with “General Partner” in the definition of “Fiscal Year”.

4.             The definition of “Free Cash Flow” in the Credit Agreement is hereby amended by replacing the first instance of “Borrower” with “General Partner” and by replacing the second instance of “Borrower” with “General Partner and its Subsidiaries”, each as contained in the definition of “Free Cash Flow”.

5.             The definition of “Net Income” in the Credit Agreement is hereby amended by replacing each instance of “Borrower” with “General Partner” in the definition of “Net Income”.

6.             Section 5.03(b) of the Credit Agreement is hereby amended by replacing each instance of “Borrower” with “General Partner” in section 5.03(b) of the Credit Agreement.

7.             Section 5.03(c) of the Credit Agreement is hereby amended by replacing each instance of “Borrower” with “General Partner” in section 5.03(c) of the Credit Agreement.

8.             Section 5.03(d) of the Credit Agreement is hereby amended by replacing each instance of “Borrower” with “General Partner” in section 5.03(d) of the Credit Agreement.

9.             Item 4 of Schedule 5.01(k) to the Credit Agreement is hereby amended by deleting the phrase “the day that is seven days after the Closing Date” and replacing it with “July 30, 2010”.

ARTICLE II

MISCELLANEOUS

10.           Bankruptcy Court Ruling and Schedule 5.01(k).  The Loan Parties, Lenders, and Agents agree that this Amendment, when executed and delivered, will satisfy the Bankruptcy Court’s ruling referred to in Recital B above and item 1 of Schedule 5.01(k) to the Credit Agreement.

11.           Full Force and Effect. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent or Collateral Agent under, the Credit Agreement or any other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

12.           No Oral Agreements.  THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG (A) ANY LOAN PARTY, (B) ANY AGENT AND/OR (C) ANY LENDER.

13.           Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

14.           Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

15.           Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF ANY AGENT OR ANY LENDER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.

16.           Headings.  The headings in this Amendment are for the purpose of reference only and shall not affect the construction of this Amendment.

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

[Remainder of Page Intentionally Left Blank]

BEAL BANK, SSB
as Administrative Agent and Collateral Agent

By:	/s/ Jacob Cherner
Name:	Jacob Cherner
Title:	Authorized Representative

ICAHN PARTNERS LP
as a Lender

By:	/s/ Edward Mattner
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND LP
as a Lender

By:	/s/ Edward Mattner
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND II LP
as a Lender

By:	/s/ Edward Mattner
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND III LP
as a Lender

By:	/s/ Edward Mattner
Name:	Edward Mattner
Title:	Authorized Signatory

TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.,
as Borrower

By: Trump Entertainment Resorts, Inc., its general partner

By:	/s/ John P. Burke
Name:	John P. Burke
Title:	Chief Financial Officer, Executive Vice President and Corporate Treasurer

TRUMP ENTERTAINMENT RESORTS, INC.,
as a Guarantor

By:	/s/ John P. Burke
Name:	John P. Burke
Title:	Chief Financial Officer, Executive Vice President and Corporate Treasurer

TERH LP Inc.,
as a Subsidiary Guarantor

By:	/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Vice President and Secretary

TRUMP MARINA ASSOCIATES, LLC;

TRUMP PLAZA ASSOCIATES, LLC;

TRUMP TAJ MAHAL ASSOCIATES, LLC;

TRUMP ENTERTAINMENT RESORTS DEVELOPMENT COMPANY, LLC;
each as a Subsidiary Guarantor

By: Trump Entertainment Resorts Holdings, L.P., their sole member

By: Trump Entertainment Resorts, Inc., its general partner

By:	/s/ John P. Burke
Name:	John P. Burke
Title:	Chief Financial Officer, Executive Vice President and Corporate Treasurer

TRUMP ENTERTAINMENT RESORTS FUNDING, INC.,
as a Subsidiary Guarantor

By:	/s/ John P. Burke
Name:	John P. Burke
Title:	Chief Financial Officer, Executive Vice President and Corporate Treasurer